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                                                                   EXHIBIT 10.61

                             CONFIDENTIAL TREATMENT

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT, dated as of September 8, 2000, by and between CUBIST PHARMACEUTICALS, INC., a corporation organized under the laws of the state of Delaware (the "Company"), and John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, Signature 4 Limited and Investors Partner Life Insurance Company (collectively, the "Purchasers" and singly a "Purchaser") entered into in connection with the issuance of 8.5% Convertible Note due September 8, 2005 convertible into shares of Common Stock, par value $.01 per share ("Common Stock") of the Company.

         1. CERTAIN DEFINITIONS.

          For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

                  (a) "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

                  (b) "CONVERTIBLE NOTE" shall mean the 8.5% Convertible Note due September 8, 2005, of the Company to be issued and sold to the Purchasers, and any convertible note issued in exchange therefor or in lieu thereof.

                  (c) "EFFECTIVE TIME" shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

                  (d) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, or any successor thereto and the rules and regulations promulgated thereunder, as the same shall be amended from time to time.

                  (e) "ISSUE DATE" shall mean the date on which a Convertible
         Note is initially issued.

                  (f) The term "PERSON" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

                  (g) "REGISTRATION EXPENSES" shall have the meaning assigned thereto in Section 4 hereof.


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                  (h) "SECURITIES ACT" shall mean the Securities Act of 1933, or any successor thereto and the rules and regulations promulgated thereunder, as the same shall be amended from time to time.

                  (i) "SHARES" means the shares of Common Stock issuable upon exercise of the Convertible Note.

                  (j) "SHELF REGISTRATION" shall have the meaning assigned thereto in Section 2 hereof.

          In addition, capitalized terms not defined herein shall have the meaning ascribed in the Convertible Note.

         2. SHELF REGISTRATION OF SHARES.

                  (a) [ ]*, the Company shall file under the Securities Act a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Purchasers of, all shares issuable upon conversion of the Convertible Notes, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company agrees to use its best efforts to cause the Shelf Registration to become or be declared effective no later than 45 calendar days after the filing thereof and to keep such Shelf Registration continuously effective for a period ending on the earliest to occur of (i) the second anniversary of the Issue Date, (ii) notification to the Company by the Purchasers that they have sold all Shares issuable upon conversion of the Convertible Notes so owned by it, or (iii) such time as the Purchasers may sell all of such shares pursuant to Rule 144(k) under the Securities Act. The Company further agrees, if necessary, to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Purchasers copies of any such supplement or amendment prior to its being used and/or filed with the Commission, and will not file any such supplement or amendment to which the Purchasers reasonably object.

                  (b) Notwithstanding the foregoing, following the effectiveness of the Shelf Registration, the Company many, at any time, suspend the effectiveness of such Shelf Registration for up to 30 days, as appropriate (a "Suspension Period"), by giving notice to the Purchasers, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may jeopardize a material transaction or otherwise have a material adverse effect on the Company. The Company will use its best efforts to minimize the length of any Suspension Period. Notwithstanding the foregoing, no more than one Suspension Period may occur within any 180 day period, and no Suspension Period shall be effective at any time the Company or any affiliate of the Company is publicly selling shares of the capital stock of the


*Confidential treatment requested: Material has been omitted and filed with the Commission.


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         Company. The period of any such suspension of registration statement shall be added to the period of time the Company agrees to keep the Shelf Registration effective as provided in Section 2(a). The Purchasers agree that, upon receipt of any notice from the Company of a Suspension Period, the Purchasers shall forthwith discontinue disposition of shares covered by the Shelf Registration until the Purchasers (i) are advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) have received copies of a supplemental or amended prospectus, if applicable, and (iii) have received copies of any additional or supplemental filings which are incorporation or deemed to be incorporated by reference in such prospectus.

         3. REGISTRATION PROCEDURES.

                  (a) In connection with any obligation of the Company to register Shares, the Company shall use its best efforts to effect or cause such registration to permit the sale of the Shares by the Purchasers in accordance with the intended method or methods of distribution thereof described in the applicable registration statement. In connection therewith, the Company shall, within the time specified in Section 2 above:

                           (i) prepare and file with the Commission a
                  registration statement on any form which may be utilized by the Company and which shall permit the disposition of the Shares in accordance with the intended method or methods thereof, as specified in writing by the Purchasers;

                           (ii) comply with the provisions of the Securities Act
                  with respect to the disposition of all of the Shares covered by such registration statement in accordance with the intended methods of disposition by the Purchasers set forth in such registration statements;

                           (iii) provide (A) the Purchasers, (B) the
                  underwriters (which term, for purposes of these Registration Rights, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) counsel for the Purchasers the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

                           (iv) for a reasonable period prior to the filing of
                  such registration statement, and throughout the period specified in Section 2 hereof, make available for inspection by the parties referred to in Section 3(a)(iii) above who shall certify to the Company that they have a current intention to sell the Shares pursuant to the registration statement such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                  inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of
                  Section 11 of the Securities Act; PROVIDED, HOWEVER, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records provided by the Company and clearly marked or otherwise adequately identified by the Company as being confidential until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter or over the Purchasers (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (v) promptly notify the Purchasers, the sales or
                  placement agents, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective,
                  (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or overt threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or overt threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, if such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                           (vi) use its best efforts to obtain the withdrawal of
                  any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

                           (vii) if requested by any managing underwriter or
                  underwriters, any placement or sales agents or the Purchasers, promptly incorporate in a prospectus supplement or post-effective amendment such information as is required by the applicable rules and regulations of the Commission that such managing underwriter or underwriters, such agents or the Purchasers specify should be included therein relating to the terms of the sale of such Shares, including, without limitation, information with respect to the number of Shares being sold by the Purchasers or agents or to any underwriters, the name and description of the Purchasers, agents or underwriters, the offering price of such Shares and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Shares to be sold by the Purchasers or agents or to such underwriters; and make all required filings of such prospectus supplement or post-effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

                           (viii) furnish to the Purchasers each placement or
                  sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(a)(iii) a copy of such registration statement in the form in which it became effective, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Purchasers, agents or underwriters, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Purchasers, agents, if any, and underwriters, if any, may reasonably request in order to facilitate the offering and disposition of the Shares owned by the Purchasers, offered or sold by such agent or underwritten by such underwriter and to permit the Purchasers, agents and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by the Purchasers and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Shares covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

                           (ix) use its best efforts to (A) register or qualify
                  the Shares to be included in such registration statement under such securities laws or blue sky laws of such


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                  jurisdictions as the Purchasers and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the respective periods such registration statements are required to remain effective under
                  Section 2 above and for so long as may be necessary to enable the Purchasers or any agent or underwriter to complete its distribution of Shares pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the Purchasers, agents, if any, and underwriters, if any, to consummate the disposition in such jurisdictions of such Shares; PROVIDED, HOWEVER, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(ix) or (II) consent to general service of process in any such jurisdiction;

                           (x) use its best efforts to obtain the consent or
                  approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the Purchasers to offer, or to consummate the disposition of, its Shares;

                           (xi) cooperate with the Purchasers and the managing
                  underwriters, if any, to facilitate the timely preparation and delivery of any certificates representing Shares to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not, once sold under the Shelf Registration, bear any restrictive legends; and, in the case of an underwritten offering, enable such Shares to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Shares;

                           (xii) enter into one or more underwriting agreements,
                  engagement letters, agency agreements or similar agreements, as appropriate, including (without limitation) customary provisions relating to indemnification and contribution, and take such other actions in connections therewith as the Purchasers shall reasonably request in order to expedite or facilitate the disposition of the Shares;

                           (xiii) notify the Purchasers in writing of any
                  proposal by the Company to amend or waive any provision of these Registration Rights pursuant to Section 7(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

                           (xiv) in the event that any broker-dealer registered
                  under the Exchange Act shall underwrite any Shares or participate as a member of an underwriting


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                  syndicate or selling group or "assist in the distribution"
                  (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD;

                           (xv) comply with all applicable rules and regulations
                  of the Commission, and make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and in subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

                           (xvi) use its best efforts to have the Shares
                  approved for trading on the Nasdaq National Market.

                  (b) In the event that the Company would be required, pursuant to Section 3(a)(v)(F) above, to notify the Purchasers, the placement or sales agents, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to the Purchasers, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended in form and substance reasonably satisfactory to them, so that, as thereafter delivered to Purchasers of Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchasers agree that upon receipt of any notice from the Company pursuant to Section 3(a)(v)(F) hereof, the Purchasers shall forthwith discontinue the disposition of Shares pursuant to the registration statement applicable to such Shares until the Purchasers shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, the Purchasers shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Purchasers' possession of the prospectus covering such Shares at the time of receipt of such notice.

                  (c) The Company may require the Purchasers to furnish to the Company such information regarding the Purchasers and the Purchasers' intended method of distribution of the Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. The Purchasers agree to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Purchasers to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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         material fact regarding the Purchasers or the Purchasers' intended method of distribution of such Shares or omits to state any material fact regarding the Purchasers or the Purchasers' intended method of distribution of such Shares required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Purchasers or the distribution of such Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchasers agree that upon delivering any notice to the Company pursuant to this Section 3(c), the Purchasers shall forthwith discontinue the disposition of Shares pursuant to the registration statement applicable to such Shares until the Purchasers shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, the Purchasers shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Purchasers' possession of the prospectus covering such Shares at the time of receipt of such notice.

         4. REGISTRATION EXPENSES.

         The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with these Registration Rights as they relate to the registration of any of the shares, including, without limitation under any Shelf Registration, and further including, without limitation, (i) all Commission and any NASD registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Shares for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(ix) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (iii) all fees and expenses in connection with the approval for trading of the Shares on the Nasdaq National Market, (iv) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Shares and all other documents relating hereto,
(v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and (vi) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) (collectively, the "Registration Expenses") and of the Purchasers.

         5. REPRESENTATIONS AND WARRANTIES.

         The Company represents and warrants to, and agrees with, the Purchasers that:

                  (a) Each registration statement covering Shares and each prospectus (including


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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         any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(a)(viii) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Shares, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to the Purchasers pursuant to
         Section 3(a)(v)F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(b) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(a)(viiii) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchasers expressly for use therein.

                  (b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, or if amended, when amended, as the case may be, will conform or conformed in all material respects to the requirements of the Exchange Act, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchasers expressly for use therein.

         6. INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. Upon the registration of Shares pursuant to Section 2 hereof, and in consideration of the agreements of the Purchasers contained herein, and as an inducement to the Purchasers to purchase the Convertible Notes, the Company shall, and it hereby agrees to, indemnify and hold harmless the Purchasers and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Shares against any losses, claims, damages or liabilities, joint or several, to which the Purchasers or any such agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement


*Confidential treatment requested: Material has been omitted and filed with the Commission.

         or alleged untrue statement of a material fact contained in any registration statement under which such Shares were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Purchasers, agents or underwriters, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse the Purchasers, such agents and such underwriters for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein; PROVIDED FURTHER, however, that the Company shall not be liable to any such Person if such Person failed to deliver a prospectus in the form most recently provided by the Company (including any amendments or supplements thereto previously provided by the Company), in any such case to the extent that any loss, claim, damage or liability arises out of or is based upon an untrue statement or an omission which was corrected in such most recently furnished prospectus (including any such amendments or supplements).

                  (b) INDEMNIFICATION BY THE PURCHASERS AND ANY AGENTS AND UNDERWRITERS. The Company may require, as a condition to including any Shares in any registration statement filed pursuant to Section 2 hereof and to entering into an underwriting agreement, if any, with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Purchasers and from each underwriter, if any, named in any such underwriting agreement, severally and not jointly or jointly and severally, to (i) indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Purchasers, agents or underwriters, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchasers or underwriters expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.


*Confidential treatment requested: Material has been omitted and filed with the Commission.

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                  (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an
         indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this
         Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless, in the case of an indemnification obligation arising under Section (a), (i) the employment of such additional counsel has been authorized in writing by the Company in connection with defending such action, or (ii) the Company and the Purchasers are advised by such additional counsel that the Purchasers have available defenses involving a potential conflict with the interests of the Company, in which event, the fees and expenses of such additional counsel shall be borne by the Company. No indemnifying party shall consent to entry of any judgment or enter into any settlement of a claim against an indemnified party without the consent of the indemnified party which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of an unconditional release from all liability in respect to such claim or litigation.

                  (d) CONTRIBUTION. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or
         Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by indemnified party on the one hand and the indemnifying party on the other from any offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party in connection with the statements or


*Confidential treatment requested: Material has been omitted and filed with the Commission.

         omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total purchase price received by the Company upon issuance of the Convertible Note bears to the difference between the proceeds from the offering of the Shares received by the Purchasers and such purchase price. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the Purchasers or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Purchasers shall not be required to contribute any amounts in excess of the amount by which the dollar amount of the proceeds received by the Purchasers from the sale of any Shares (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which the Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed o the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribute from any person who was not guilty of such fraudulent misrepresentation. Any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Shares underwritten by them and not joint.

                  (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Purchasers, any agent and any underwriter and each person, if any, who controls the Purchasers or any agent or underwriter within the meaning of the Securities Act; and the obligations of the Purchasers and any agents and underwriters contemplated by this Section 6 shall be in addition to any liability which the Purchasers or any such agent or underwriter,


*Confidential treatment requested: Material has been omitted and filed with the Commission.

         respectively, may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         7. MISCELLANEOUS.

                  (a) NO INCONSISTENT AGREEMENTS. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Shares or any other securities which would conflict with the terms contained in these Registration Rights.

                  (b) SPECIFIC PERFORMANCE. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under the Registration Rights in accordance with the terms and conditions of these Registration Rights, in any court of the United States or any State thereof having jurisdiction.

                  (c) NOTICES. Any notice or other communication required or permitted to be given hereunder shall be deemed effectively given when personally delivered, telexed, transmitted by facsimile or mailed by pre-paid certified mail, return receipt requested, or by telephone when confirmed in writing by one of the preceding methods addressed as follows (as applicable):

          If to the Company, to:

          Cubist Pharmaceuticals, Inc.
          24 Emily Street
          Cambridge, MA 02139
          Attention:  Thomas Shea
          Telephone Number:  617-576-4155
          Facsimile Transmission Number:  617-234-5592


          with a copy to:

          Bingham Dana LLP
          150 Federal Street
          Boston, MA 02110
          Attention:  Julio E. Vega, Esquire
          Telephone Number:  617-951-8000
          Facsimile Transmission Number:  671-951-8736


*Confidential treatment requested: Material has been omitted and filed with the Commission.

          If to Purchasers to:

          the addresses set forth on Schedule I to the Note Purchase Agreement with a copy to:

          Choate, Hall & Stewart
          Exchange Place, 53 State Street
          Boston, MA 02109-2891
          Attention:  Frank B. Porter, Esquire
          Telephone Number: 617-248-5000
          Facsimile Transmission Number:  617-248-4000


or to such other address or number and to the attention of such other person as either party may designate by written notice to the other party. Notice shall be effective upon actual receipt.

                  (d) SURVIVAL. The respective indemnities, agreements, representations, warranties and each other provision set forth in these Registration Rights or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Purchasers, any director, officer or partner of the Purchasers, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing and shall survive the transfer of the Shares by the Purchasers.

                  (e) LAW GOVERNING. These Registration Rights shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

                  (f) HEADINGS. The descriptive headings of the several Sections and paragraphs of these Registration Rights are inserted for convenience only, do not constitute a part of these Registration Rights and shall not affect in any way the meaning or interpretation of these Registration Rights.

                  (g) ENTIRE AGREEMENT; AMENDMENTS. These Registration Rights and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. These Registration Rights supersede all prior agreements and understandings between the parties with respect to its subject matter. These Registration Rights may be amended and the observance of any term of these Registration Rights may be waived (either generally


*Confidential treatment requested: Material has been omitted and filed with the Commission.

         or in a particular instance and either retroactively or prospectively) only be a written instrument duly executed by the Company and the Purchasers.

                  (h) ASSIGNMENT. In connection with any permitted transfer of the Convertible Note or any portion thereof in a principal amount of not less than $100,000 the Purchasers may assign their rights hereunder in respect of such Convertible Note to the transferee. Upon such assignment the transferee shall, insofar as the transferred Convertible Notes are concerned, be entitled to all of the rights, and be subject to all of the obligations, of the Purchasers under these Registration Rights, and all references to the "Purchasers" herein shall thereafter be deemed to refer to the Purchasers, or such transferee, or both, as the circumstances warrant.

                  (i) COUNTERPARTS. This agreement may be executed by the parties counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



*Confidential treatment requested: Material has been omitted and filed with the Commission.

                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]


   Agreed to and accepted as of the date referred to above.

                           CUBIST PHARMACEUTICALS, INC.

                            By:   /s/ THOMAS SHEA
                                 ----------------------------------------------
                                 Name:   Thomas A. Shea
                                 Title:  Vice President, Finance and
                                         Administration, Chief Financial Officer
                                         and Treasurer


                           JOHN HANCOCK LIFE INSURANCE
                           COMPANY

                           By:    /s/ BRUCE R. MARTIN
                                 ----------------------------------------------
                                 Name: Bruce R. Martin
                                 Title: Director


                           JOHN HANCOCK VARIABLE LIFE
                           INSURANCE COMPANY

                           By:   /s/ BRUCE R. MARTIN
                                 ----------------------------------------------
                                 Name: Bruce R. Martin
                                 Title: Authorized Signatory


                           SIGNATURE 4 LIMITED

                           By:   John Hancock Life Insurance Company
                                 as Portfolio Advisor

                           By:   /s/ BRUCE R. MARTIN
                                 ----------------------------------------------
                                 Name: Bruce R. Martin
                                 Title: Director

                           INVESTORS PARTNER LIFE INSURANCE
                           COMPANY

                           By:   /s/ BRUCE R. MARTIN
                                 ----------------------------------------------
                                 Name: Bruce R. Martin
                                 Title: Authorized Signatory


*Confidential treatment requested: Material has been omitted and filed with the Commission.